COMMON STOCK

No

Hedgebrook

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

COMMON STOCK

Shares

CUSIP 42278J 105

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

Hedgebrook

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Articles of Incorporation, as amended, and By-Laws of the Corporation and the amendments from time to time made thereto, copies of which are or will be on file at the principal office of the Corporation, to all of which the holder by acceptance hereof assents.

This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY & TREASURER

HEDGEBROOK 2004 CORPORATE SEAL NEVADA

PRESIDENT & CEO

Countersigned and Registered:

MANHATTAN TRANSFER REGISTRAR CO.

(MILLER PLACE, N.Y.)
TRANSFER AGENT
AND REGISTRAR

By:

Authorized Signature

For Value Received, ______________________________ hereby sell, assign, and transfer unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____ Attorney to transfer the said

shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.

Hedgebrook